EXHIBIT 23
                                                   INDEPENDENT AUDITOR'S CONSENT

            Consent of Independent Registered Public Accounting Firm

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Explorations Group, Inc. of our report dated January 13, 2004 on Form 10-KSB, on the consolidated financial statements of Explorations Group, Inc. and Subsidiary for the years ended December 31, 2003 and 2002.

SALBERG & COMPANY, P.A.
Boca Raton, Florida

                                November 2, 2004